Dec-2001                              1995-C                              Page 1

                                                                    Exhibit 99.5


                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-C
                 CC MASTER CREDIT CARD TRUST II (Formerly Chevy
                       Chase Master Credit Card Trust II)

     RECEIVABLES
     -----------

     Beginning of the Month Principal Receivables:             $2,756,407,831.91
     Beginning of the Month Finance Charge Receivables:          $148,987,926.09
     Beginning of the Month Discounted Receivables:                        $0.00
     Beginning of the Month Total Receivables:                 $2,905,395,758.00

     Removed Principal Receivables:                                        $0.00
     Removed Finance Charge Receivables:                                   $0.00
     Removed Total Receivables:                                            $0.00

     Additional Principal Receivables:                                     $0.00
     Additional Finance Charge Receivables:                                $0.00
     Additional Total Receivables:                                         $0.00

     Discounted Receivables Generated this Period:                         $0.00

     End of the Month Principal Receivables:                   $2,770,988,318.32
     End of the Month Finance Charge Receivables:                $148,890,576.71
     End of the Month Discounted Receivables:                              $0.00
     End of the Month Total Receivables:                       $2,919,878,895.03

     Special Funding Account Balance                                       $0.00
     Aggregate Invested Amount (all Master Trust II Series)    $1,892,750,000.00
     End of the Month Transferor Amount                          $878,238,318.32

     End of the Month Transferor Percentage                               31.69%

     DELINQUENCIES AND LOSSES
     ------------------------

     End of the Month Delinquencies:

          30-59 Days Delinquent                                   $72,414,343.09
          60-89 Days Delinquent                                   $52,408,176.18
          90+ Days Delinquent                                     $93,208,495.39

          Total 30+ Days Delinquent                              $218,031,014.66
          Delinquent Percentage                                            7.47%

     Defaulted Accounts During the Month                          $19,296,502.32
     Annualized Default Percentage                                         8.40%

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Dec-2001                             1995-C                               Page 2


        Principal Collections                                    $321,797,181.62
        Principal Payment Rate                                            11.67%

        Total Payment Rate                                                12.57%

        INITIAL INVESTED AMOUNTS
             Class A Initial Invested Amount                     $322,000,000.00
             Class B Initial Invested Amount                      $28,000,000.00
                                                                 ---------------
        TOTAL INITIAL INVESTED AMOUNT                            $350,000,000.00

        INVESTED AMOUNTS
             Class A Invested Amount                             $368,000,000.00
             Class B Invested Amount                              $32,000,000.00
                                                                 ---------------
        TOTAL INVESTED AMOUNT                                    $400,000,000.00

        FLOATING ALLOCATION PERCENTAGE                                    14.51%

        PRINCIPAL ALLOCATION PERCENTAGE                                   14.51%

        MONTHLY SERVICING FEE                                       $500,000.00

        INVESTOR DEFAULT AMOUNT                                   $2,800,239.08

        CLASS A AVAILABLE FUNDS
        -----------------------

        CLASS A FLOATING ALLOCATION PERCENTAGE                           92.00%

             Class A Finance Charge Collections                   $6,252,797.43
             Other Amounts                                                $0.00

        TOTAL CLASS A AVAILABLE FUNDS                             $6,252,797.43

             Class A Monthly Interest                               $639,024.54
             Class A Servicing Fee                                  $460,000.00
             Class A Investor Default Amount                      $2,576,219.95

        TOTAL CLASS A EXCESS SPREAD                               $2,577,552.94

        REQUIRED AMOUNT                                                   $0.00

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Dec-2001                           1995-C                                 Page 3


        CLASS B AVAILABLE FUNDS
        -----------------------

        CLASS B FLOATING ALLOCATION PERCENTAGE                            8.00%

             Class B Finance Charge Collections                     $543,721.51
             Other Amounts                                                $0.00

        TOTAL CLASS B AVAILABLE FUNDS                               $543,721.51

             Class B Monthly Interest                                $58,789.57
             Class B Servicing Fee                                   $40,000.00

        TOTAL CLASS B EXCESS SPREAD                                 $444,931.94

        EXCESS SPREAD
        -------------

        TOTAL EXCESS SPREAD                                       $3,022,484.88

             Excess Spread Applied to Required Amount                     $0.00

             Excess Spread Applied to Class A Investor
             Charge Offs                                                  $0.00

             Excess Spread Applied to Class B Interest,
             Servicing Fee, and Default Amount                      $224,019.13

             Excess Spread Applied to Class B Reductions
             of Class B Investe                                           $0.00

             Excess Spread Applied to Monthly Cash
             Collateral Fee                                          $27,066.67

             Excess Spread Applied to Cash Collateral Account             $0.00

             Excess Spread Applied to Reserve Account                     $0.00

             Excess Spread Applied to other amounts owed to
             Cash Collateral Depositor                                  $154.94

        TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
        GROUP I                                                   $2,771,244.14

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Dec-2001                             1995-C                               Page 4


      EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
      --------------------------------------------

      TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
      IN GROUP I                                                 $12,971,293.74

      SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS
      -----------------------------------------------

      EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
      SERIES 1995-C                                                       $0.00

          Excess Finance Charge Collections applied to
          Required Amount                                                 $0.00

          Excess Finance Charge Collections applied to
          Class A Investor Charge Offs                                    $0.00

          Excess Finance Charge Collections applied to
          Class B Interest, Servicing Fee, and Default Items              $0.00

          Excess Finance Charge Collections applied to
          Reductions of Class B Invested Amount                           $0.00


          Excess Finance Charge Collections applied to
          Monthly Cash Collateral Fee                                     $0.00

          Excess Finance Charge Collections applied to

          Cash Collateral Account                                         $0.00

          Excess Finance Charge Collections applied to
          Reserve Account                                                 $0.00

          Excess Finance Charge Collections applied to
          other amounts owed Cash Collateral Depositor                    $0.00

      YIELD AND BASE RATE
      -------------------

          Base Rate (Current Month)                                       4.17%
          Base Rate (Prior Month)                                         4.35%
          Base Rate (Two Months Ago)                                      4.80%
                                                                        --------
      THREE MONTH AVERAGE BASE RATE                                       4.44%

          Portfolio Yield (Current Month)                                11.99%
          Portfolio Yield (Prior Month)                                  12.87%
          Portfolio Yield (Two Months Ago)                               12.69%
                                                                        --------
      THREE MONTH AVERAGE PORTFOLIO YIELD                                12.52%

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Dec-2001                             1995-C                               Page 5


        PRINCIPAL COLLECTIONS
        ---------------------

        CLASS A PRINCIPAL PERCENTAGE                                      92.00%

            Class A Principal Collections                         $42,962,206.64

        CLASS B PRINCIPAL PERCENTAGE                                       8.00%

            Class B Principal Collections                          $3,735,844.06

        TOTAL PRINCIPAL COLLECTIONS                               $46,698,050.70

        INVESTOR DEFAULT AMOUNT                                    $2,800,239.08

        REALLOCATED PRINCIPAL COLLECTIONS                                  $0.00

        SHARED PRINCIPAL COLLECTIONS ALLOCABLE
        FROM OTHER SERIES                                                  $0.00

        CLASS A ACCUMULATION
            Controlled Accumulation Amount                                 $0.00
            Deficit Controlled Accumulation Amount                         $0.00
        CONTROLLED DISTRIBUTION AMOUNT                                     $0.00

        CLASS B ACCUMULATION
            Controlled Accumulation Amount                                 $0.00
            Deficit Controlled Accumulation Amount                         $0.00
        CONTROLLED DISTRIBUTION AMOUNT                                     $0.00

        EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
        PRINCIPAL SHARING                                         $49,498,289.78

        INVESTOR CHARGE OFFS
        --------------------

        CLASS A INVESTOR CHARGE OFFS                                       $0.00
        CLASS B INVESTOR CHARGE OFFS                                       $0.00

        PREVIOUS CLASS A CHARGE OFFS REIMBURSED                            $0.00
        PREVIOUS CLASS B CHARGE OFFS REIMBURSED                            $0.00

        CASH COLLATERAL ACCOUNT
        -----------------------

            Required Cash Collateral Amount                       $52,000,000.00
            Available Cash Collateral Amount                      $52,000,000.00


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Dec-2001                            1995-C                                Page 6


        INTEREST RATE CAP PAYMENTS
        --------------------------

            Class A Interest Rate Cap Payments                             $0.00
            Class B Interest Rate Cap Payments                             $0.00

        TOTAL DRAW AMOUNT                                                  $0.00
        CASH COLLATERAL ACCOUNT SURPLUS                                    $0.00








                                            First USA Bank, National Association
                                            as Servicer

                                            By:  /s/ Tracie H. Klein
                                                  ------------------------------
                                                  Tracie H. Klein
                                                  First Vice President